Exhibit 10.39

                                 TERM LOAN NOTE


U.S. $1,400,000.00                                      Dated:  October 19, 2004

     FOR VALUE RECEIVED, the undersigned, PHC, Inc., a Massachusetts corporation, PHC of Michigan, Inc., a Massachusetts corporation, PHC of Nevada, Inc., a Massachusetts corporation, PHC of Utah, Inc., a Massachusetts corporation, PHC of Virginia, Inc., a Massachusetts corporation, NORTH POINT - PIONEER, INC., a Massachusetts corporation, WELLPLACE, INC., a Massachusetts corporation and DETROIT BEHAVIORAL INSTITUTE, INC., a Massachusetts corporation (individually, collectively and jointly and severally, the "Borrower"), hereby promises to pay to CapitalSource Finance LLC (the "Lender") the unpaid principal amount, at any time outstanding, which shall not exceed ONE MILLION FOUR HUNDRED THOUSAND AND NO/100 ($1,400,000.00) (the "Term Loan"), with interest thereon and all other obligations due and payable in respect of Term Loan under the Revolving Credit, Term Loan and Security Agreement dated as of October 19, 2004, among the Borrower, each Guarantor a party thereto and Lender (as it may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), on the Term Loan Maturity Date or otherwise at the times and in the manner set forth in the Loan Agreement. Capitalized terms used but not defined herein shall have the meanings given them in the Loan Agreement.

     1. Interest Payments. (a) Borrower promises to pay interest on the outstanding principal amount of the Term Loan from the date of funding of the Term Loan until such principal amount is irrevocably paid in full in cash pursuant to and as required by the terms of the Loan Agreement.

     (b) Advances under the Revolving Facility shall be made automatically for the payment of interest on the Term Loan and other obligations due and payable in respect of Term Loan on the date when due to the extent available and as provided for in the Loan Agreement. Any payments of principal or interest or other amounts on or payments under this Term Loan Note not paid automatically under the Revolving Facility as provided in the Loan Agreement shall be paid to Lender only by wire transfer on the date when due, without any deduction whatsoever, including any deduction for setoff or counterclaim, in U.S. Dollars in immediately available funds as required in the Loan Agreement. Notwithstanding and without limiting or being limited by any other provision of this Term Loan Note, any payments or prepayments received under this Term Loan Note shall be credited and applied in accordance with the provisions of the Loan Agreement.

     2. Principal Payment and Maturity.

     Payment of principal outstanding under Term Loan shall be payable monthly on the first day of each month commencing November 1, 2004 in thirty-six (36) consecutive monthly installments, the first twelve (12) of such installments to be in the amount of $25,000, the next twelve (12) of such installments to be in the amount of $37,500, and the next eleven (11) installments to be in the amount of $50,000, with the thirty-sixth (36th) and final installment in the then unpaid principal amount of Term Loan, together with all other Obligations due hereunder in respect of Term Loan, being due and payable in full, if not earlier paid or demanded in accordance with this Agreement, on September 30, 2007 (the "Term Loan Maturity Date").

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     3. Default Rate.

     Notwithstanding any other provision of this Term Loan Note, the Default Rate set forth in the Loan Agreement shall apply to this Term Loan Note as and when provided therein.

     4. Loan Agreement and Security Documents.

     (a) This Term Loan Note is referred to in, made pursuant to, and entitled to the benefits of, the Loan Agreement. The Loan Agreement, among other things,
(i) provides for the making of the Term Loan by Lender to Borrower in the Dollar amount first mentioned above, (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified, and (iii) contains provisions defining an Event of Default and the rights and remedies of Lender upon the occurrence of an Event of Default.

     (b) This Term Loan Note is a secured note, entitled to the benefits of and security interests granted in, among other things, the Loan Agreement and the other Security Documents.

     5. Prepayments. This Term Loan Note may be prepaid in whole or in part upon notice to Lender and shall be prepaid in whole, in each case as provided or required in the Loan Agreement. No payment or prepayment of any amount shall entitle any Person to be subrogated to the rights of Lender hereunder or under the Loan Agreement unless and until the Obligations have been performed in full and paid irrevocably in full in cash and the Loan Agreement has been terminated.

     6. Payments Due on a Day other than a Business Day. If any payment to be made on or under this Term Loan Note is stated to be due or becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to, and such payment shall be made on, the next succeeding Business
Day, and such extension of time in such case shall be included in the computation of payment of any interest (at the interest rate then in effect during such extension) and/or fees, as the case may be.

     7. Waivers. Borrower hereby waives demand, presentment, protest, notice of dishonor or non-payment, as well as all defenses with respect to this Term Loan Note, the Loan Agreement and/or any Obligation, notice of acceptance hereof, and all other demands and notices of any description, except such as are expressly provided for herein or in the Loan Agreement. The pleading of any statute of limitations as a defense to any demand against Borrower hereunder is expressly waived by Borrower. No course of action or dealing, renewal, release or extension of this Term Loan Note or any Loan Document or any rights hereunder or thereunder, release of Borrower or any Guarantor, or delay, failure or omission on Lender's part in enforcing this Term Loan Note or any other Loan Document or in exercising or enforcing any right, remedy, option or power hereunder or under any other Loan Document shall affect the liability of Borrower or any Guarantor or operate as a waiver of such or any other right, remedy, power or option or of any default, nor shall any single or partial exercise of any right, remedy, option or power hereunder or under any other Loan Document affect the liability of Borrower or any Guarantor or preclude any other or further exercise of such or any other right, remedy, power or option. No waiver of any one or more defaults in the performance of any of the provisions of this Term Loan Note shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature.

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     8. Exercise of Rights.

     (a) Lender shall have the right in its sole discretion to determine which rights, powers, Liens, security interests or remedies Lender may at any time pursue, relinquish, subordinate or modify or to take any other action with respect thereto, and such determination will not in any way modify or affect any of Lender's rights, powers, Liens, security interests or remedies hereunder or under any of the Loan Documents, under applicable law or at equity.

     (b) The enumeration of the foregoing rights and remedies is not intended to be exhaustive. The rights and remedies of Lender described herein are cumulative and are not alternative to or exclusive of any other rights or remedies which Lender otherwise may have by contract or at law or in equity, and the partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy.

     9. Lawful Limits. This Term Loan Note is expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration or otherwise, shall the interest and other charges paid or agreed to be paid to Lender for the use, forbearance or detention of money hereunder exceed the maximum rate permissible under applicable law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If, due to any circumstance whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall exceed any such limit, then, the obligation to be so fulfilled shall be reduced to such lawful limit, and, if Lender shall have received interest or any other charges of any kind which might be deemed to be interest under applicable law in excess of the maximum lawful rate, then such excess shall be applied first to any unpaid fees and charges hereunder, then to unpaid principal balance owed by Borrower hereunder, and if the then remaining excess interest is greater than the previously unpaid principal balance hereunder, Lender shall promptly refund such excess amount to Borrower and the provisions hereof shall be deemed amended to provide for such permissible rate.

     10. Governing Law. This Term Loan Note shall be governed by and construed in accordance with the internal laws of the State of Maryland without giving effect to its choice of laws provisions.

     11. Conflicts. In the event of a conflict between the terms of this Note and the Loan Agreement, the terms of the Loan Agreement shall govern.



                          [SIGNATURE PAGE NEXT FOLLOWS]




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         IN WITNESS WHEREOF, Borrower has executed and delivered this Term Loan
Note as of the date first set forth above.

                                    PHC, INC.


                                    By:  /s/ Bruce Shear
                                    Name:    Bruce Shear
                                    Its:     President


                                    PHC OF MICHIGAN, INC.


                                    By:  /s/ Bruce Shear
                                    Name:    Bruce Shear
                                    Its:     President


                                    PHC OF NEVADA, INC.


                                    By:  /s/ Bruce Shear
                                    Name:    Bruce Shear
                                    Its:     President



                                    PHC OF UTAH, INC.


                                    By:  /s/ Bruce Shear
                                    Name:    Bruce Shear
                                    Its:     President


                                    PHC OF VIRGINIA, INC.


                                    By:  /s/ Bruce Shear
                                    Name:    Bruce Shear
                                    Its:     President

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                                    NORTH POINT - PIONEER, INC.


                                    By:  /s/ Bruce Shear
                                    Name:    Bruce Shear
                                    Its:     President


                                    WELLPLACE, INC.


                                    By:  /s/ Bruce Shear
                                    Name:    Bruce Shear
                                    Its:     President


                                    DETROIT BEHAVIORAL INSTITUTE, INC.


                                    By:  /s/ Bruce Shear
                                    Name:    Bruce Shear
                                    Its:     President



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